                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                         TO SECTION 13 or 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                                December 11, 2002

                              INTERMET Corporation
             (Exact name of registrant as specified in its charter)

           Georgia                        0-13787               58-1563873
(State or other jurisdiction of         (Commission            (IRS Employer
        incorporation)                  File Number          Identification No.)

           5445 Corporate Drive, Suite 200, Troy, Michigan 48098-2683
           (Address of principal executive offices)        (Zip code)

                                 (248) 952-2500
              (Registrant's telephone number, including area code)

Item 5. Other Events

On December 11, 2002, the registrant announced the appointment of the President and Chief Operating Officer. See the press release attached to this report as
Exhibit 99.1, incorporated into this item by reference.


Item 7. Financial Statements and Exhibits

(c)      Exhibits

Exhibit 99.1      Press release dated December 11, 2002

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTERMET Corporation

                                        By: /s/ Alan J. Miller
                                            ------------------
                                            Alan J. Miller
                                            Vice President, General Counsel and
                                            Assistant Secretary

Dated: December 11, 2002

                                 EXHIBIT INDEX


EXHIBIT NO.             DESCRIPTION

EX-99.1                 Press release dated December 11, 2002